SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                           SURF A MOVIE SOLUTIONS INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                           SURF A MOVIE SOLUTIONS INC.

                                  [INSERT LOGO]

                        19744 BEACH BOULEVARD, SUITE 149
                       HUNTINGTON BEACH, CALIFORNIA 92648

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about October 9, 2012 to the holders of record as of the close of business on October 9, 2012 of the common stock of Surf a Movie Solutions Inc., a Nevada corporation ("Surf a Movie Solutions").

The Board of Directors of Surf a Movie Solutions and 2 stockholders holding an aggregate of 4,000,000 shares of common stock issued and outstanding as of August 15, 2012, have approved and consented in writing in lieu of a special meeting of the Board of Directors and a special meeting of the stockholders to the following actions:

     (1) An amendment to our Articles of Incorporation to increase the number of shares of authorized common stock from 50,000,000 to 300,000,000;

     (2) The approval of a 50-for-1 forward stock split of the issued and outstanding shares of our common Stock; and

     (3) An amendment to our Articles of Incorporation to create 25,000,000 shares of "blank check" preferred stock.

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes ("NRS") and Surf a Movie Solutions's Articles of Incorporation and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of Surf a Movie Solutions for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including Regulation 14C.

                          ACTIONS BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDER

GENERAL

Surf a Movie Solutions will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Surf a Movie Solutions will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Surf a Movie Solutions's common stock.

Surf a Movie Solutions will only deliver one Information Statement to multiple security holders sharing an address unless Surf a Movie Solutions has received contrary instructions from one or more of the security holders. Upon written or oral request, Surf a Movie Solutions will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:
Surf a Movie Solutions Inc., 19744 Beach Boulevard, Suite 149, Huntington Beach, California 92648, Attn: Fadi Zeidan, President. Mr. Zeidan may also be reached by telephone at (714) 475-3516.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant  to Surf a Movie  Solutions's  Bylaws and the Nevada  Revised  Statutes
("NRS"), a vote by the holders of at least a majority of Surf a Movie Solutions's outstanding capital stock is required to effect the action described herein. Surf a Movie Solutions's Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, Surf a Movie Solutions had 4,410,000 shares of common stock issued and outstanding. The voting power representing not less than 2,205001 shares of common stock is required to pass any stockholder resolutions. The consenting stockholders are the record and beneficial owner of 4,000,000 shares of common stock, which represents approximately 90.7% of the issued and outstanding shares of Surf a Movie Solutions's common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholders voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated August 15, 2012. No consideration was paid for the consent. The consenting stockholders' names, affiliation with Surf a Movie Solutions, and their beneficial holdings are as follows:

                    Beneficial Holder
Name                 and Affiliation               Shares Beneficially Held             Percentage
----                 ---------------               ------------------------             ----------
Fadi Zeidan       President, Treasurer,         2,600,000 shares of common stock           34.0%
                  Secretary, Director, and                                             (common stock)
                  Greater than 10% holder of
                  common stock

Ufuk Turk         Director, and Greater than    1,400,000  shares of common stock          35.0%
                  10% holder of common stock                                           (common stock)

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 15, 2012, certain information regarding the ownership of Surf a Movie Solutions's capital stock by each director and executive officer of Surf a Movie Solutions, each person who is known to Surf a Movie Solutions to be a beneficial owner of more than 5% of any class of Surf a Movie Solutions's voting stock, and by all officers and directors of Surf a Movie Solutions as a group. Unless otherwise indicated below, to Surf a Movie Solutions's knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of August 15, 2012 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 4,410,000 shares of common stock issued and outstanding on a fully diluted basis, as of August 15, 2012.

      Name and Address of                 Amount and Nature of        Percent of
     Beneficial Owner (1)                 Beneficial Ownership         Class (2)
     --------------------                 --------------------         ---------

Fadi Zeidan (3)                         2,600,000 (common stock)         58.96%
President, Secretary, Treasurer,
Director and greater than 10%
holder of common stock

Ufuk Turk (4)                           1,400,000 (common stock)         31.75%
Director and greater than 10%
holder of common stock

All officer and directors as            4,000,000 (common stock)         90.70%
a group (2 persons)

----------
(1) Unless otherwise noted, the address of each person listed is c/o Surf a Movie Solutions Inc., 19744 Beach Boulevard, Suite 149, Huntington Beach, California 92648.
(2) This table is based on 4,410,000 shares of common stock issued and outstanding on August 15, 2012.
(3) Appointed President, Treasurer and Director on February 15, 2008, and appointed Secretary on August 18, 2008.
(4)  Appointed Director on February 15, 2008.

                             EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by our President and all other executive officers (collectively, the "Named Executive Officers") in the fiscal years ended September 30, 2011 and 2010:

SUMMARY COMPENSATION TABLE

                                                                     Non-Equity      Nonqualified
 Name and                                                            Incentive         Deferred
 Principal                                   Stock       Option         Plan         Compensation     All Other
 Position       Year   Salary($)  Bonus($)  Awards($)*  Awards($)*  Compensation($)   Earnings($)   Compensation($)  Total($)
 --------       ----   ---------  --------  ---------   ---------   ---------------   -----------   ---------------  --------

Fadi Zeidan;    2011     -0-        -0-        -0-         -0-           -0-              -0-             -0-           -0-
President,      2010     -0-        -0-        -0-         -0-           -0-              -0-             -0-           -0-
Secretary,
Treasurer and
Director (1)

----------
(1) Appointed President, Treasurer and Director on February 15, 2008, and appointed Secretary on August 18, 2008.

EMPLOYMENT AGREEMENTS

Surf a Movie Solutions has no employment agreements or other agreements with any officer.

OTHER COMPENSATION

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of September 30, 2011 provided for or contributed to by our company.

DIRECTOR COMPENSATION

The following table sets forth director compensation as of the fiscal year ended September 30, 2011:

                   Fees                              Non-Equity      Nonqualified
                  Earned                             Incentive         Deferred
                 Paid in      Stock      Option        Plan          Compensation      All Other
    Name         Cash($)     Awards($)  Awards($)  Compensation($)    Earnings($)    Compensation($)   Total($)
    ----         -------     ---------  ---------  ---------------    -----------    ---------------   --------
Fadi Zeidan (1)    -0-          -0-        -0-           -0-              -0-              -0-            -0-

Ufuk Turk (2)      -0-          -0-        -0-           -0-              -0-              -0-            -0-

----------
(1) Appointed President, Treasurer and Director on February 15, 2008, and appointed Secretary on August 18, 2008.
(2)  Appointed Director on February 15, 2008.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors. All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers and our directors as of the fiscal year ended September 30, 2011:

                                      Option Awards                                             Stock Awards
          -----------------------------------------------------------------   ----------------------------------------------
                                                                                                                    Equity
                                                                                                                   Incentive
                                                                                                       Equity        Plan
                                                                                                      Incentive     Awards:
                                                                                                        Plan       Market or
                                                                                                       Awards:      Payout
                                          Equity                                                      Number of    Value of
                                         Incentive                            Number                  Unearned     Unearned
                                        Plan Awards;                            of         Market      Shares,      Shares,
           Number of      Number of      Number of                            Shares      Value of    Units or     Units or
          Securities     Securities     Securities                           or Units    Shares or     Other         Other
          Underlying     Underlying     Underlying                           of Stock     Units of     Rights       Rights
          Unexercised    Unexercised    Unexercised   Option      Option       That      Stock That     That         That
          Options (#)    Options (#)     Unearned     Exercise  Expiration   Have Not     Have Not    Have Not     Have Not
Name      Exercisable   Unexercisable   Options (#)    Price($)    Date      Vested(#)     Vested      Vested       Vested
----      -----------   -------------   -----------    -----       ----      ---------     ------      ------       ------
Fadi          -0-            -0-            -0-         -0-         N/A         -0-         -0-          -0-          -0-
Zeidan (1)

Ufuk
Turk (2)      -0-            -0-            -0-         -0-         N/A         -0-         -0-          -0-          -0-

----------
(1) Appointed President, Treasurer and Director on February 15, 2008, and appointed Secretary on August 18, 2008.
(2)  Appointed Director on February 15, 2008.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS Surf a Movie Solutions has no equity compensation plans.

                                CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of Surf a Movie Solutions which may result in a change in control of Surf a Movie Solutions.

       NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholders:

I. AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On August 15, 2012 the Board of Directors the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of
Incorporation to increase the number of shares of authorized common stock from 50,000,000 to 300,000,000. Such amendment is referred to herein as the "Authorized Shares Amendment."

Currently, Surf a Movie Solutions has 50,000,000 shares of common stock authorized, of which 4,410,000 shares are issued and outstanding. As a result of the Authorized Shares Amendment, Surf a Movie Solutions will have 300,000,000 shares of shares of common stock authorized for issuance, of which 79,500,000 will be available for issuance, after also giving effect to a fifty-for-one (50:1) forward stock split, referenced below. The Board of Directors will be able to authorize the issuance of the additional 79,500,000 shares of common stock without seeking further action or vote of our stockholders.

The issuance by us of common stock could dilute both the equity interests and the earnings per share of existing holders of our common stock. Such dilution may be substantial, depending upon the amount of shares issued.

Any additional issuance of common stock could, under certain circumstances, have the effect of delaying or preventing a change in control of Surf a Movie Solutions by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of Surf a Movie Solutions. Shares of common stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of Surf a Movie Solutions by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of the Directors to issue such additional shares of common stock could discourage an attempt by a party to acquire control of Surf a Movie Solutions by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of common stock to persons interests aligned with that of the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While the increase in the number of shares of common stock authorized may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the increase in the number of shares of common stock authorized may have anti-takeover effects, the amendment may encourage persons seeking to acquire Surf a Movie Solutions to negotiate directly with the Board of Directors, enabling the Board of Directors to consider a proposed transaction in a manner that best serves the stockholders' interests.

The Board believes that it is advisable and in the best interests of Surf a Movie Solutions to have available additional authorized but unissued shares of common stock in an amount adequate to provide for Surf a Movie Solutions's future needs. The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions.

Surf a Movie Solutions has (i) no present plans or commitments for the issuance or use of the proposed additional shares of common stock in connection with any financing, and (ii) no present plans, proposals or arrangements, written or otherwise, at this time to issue any of the additional authorized shares of common stock in connection with a merger, share exchange or acquisition.

ANTI-TAKEOVER EFFECTS

The Authorized Shares Amendment will provide us with shares of common stock which would permit us to issue additional shares of capital stock that could dilute the ownership of the holders of our common stock by one or more persons seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of Surf a Movie Solutions with another company. The Authorized Shares Amendment is not being undertaken in response to any effort of which our Board of Directors is aware to enable anyone to accumulate shares of our common stock or gain control of Surf a Movie Solutions. The purpose of the Authorized Shares Amendment is to grant us the flexibility to issue our equity securities in the manner best suited for our Company, or as may be required by the capital markets.

Other than the Authorized Shares Amendment and the creation of the "blank check" Preferred Stock, referenced below, our Board of Directors does not currently contemplate the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of Surf a Movie Solutions. While it is possible that management could use the additional authorized shares of Common Stock or Preferred Stock to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders, we have no intent, plans or proposals to use the newly created Preferred Stock as an anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

While the Authorized Shares Amendment may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by such corporate actions will outweigh the disadvantages. To the extent that these corporate actions may have anti-takeover effects, third parties seeking to acquire us may be encouraged to negotiate directly with our Board of Directors, enabling us to consider the proposed transaction in a manner that best serves the stockholders' interests.

The Authorized Shares Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of Surf a Movie Solutions in effect on the date of this Information Statement. However, Surf a Movie Solutions stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of Surf a Movie Solutions or the Board of Directors more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Surf a Movie Solutions is not aware of any proposed attempt to take over Surf a Movie Solutions or of any attempt to acquire a large block of Surf a Movie Solutions's stock. Surf a Movie Solutions has no present intention to use the increased number of authorized common stock for anti-takeover purposes.

EFFECTIVE DATE

Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Authorized Shares Amendment shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Surf a Movie Solutions. We anticipate the effective date to be on or about October 29, 2012.

II. AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT A FORWARD STOCK SPLIT AT A RATIO OF FIFTY-FOR-ONE

On August 15, 2012 the Board of Directors and the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of Incorporation to effect a forward split of all issued and outstanding shares of common stock, at a ratio of fifty-for-one (50:1) (the "Forward Stock Split").

A table illustrating the Forward Stock Split and the amendment to increase the number of shares of common stock in Surf a Movie Solutions's Articles of Incorporation (discussed below) is as follows:

                                                                               Number of shares     Number of shares
                              Number of shares         Number of shares         of common stock      of common stock
                              of common stock          of common stock          authorized and       authorized but
                                issued and          authorized in Articles         reserved          unreserved for
                                outstanding           of Incorporation           for issuance           issuance
                                -----------           ----------------           ------------           --------
Before  Forward Stock
Split and  amendment to
Articles of Incorporation        4,410,000                 50,000,000                -0-               45,590,000

After  Forward Stock
Split and  amendment to
Articles of Incorporation      220,500,000                300,000,000                -0-               79,500,000

The issuance by us of common stock as a Result of the Forward Stock Split and the Authorized Shares Amendment, referenced above, could dilute both the equity interests and the earnings per share of existing holders of our common stock. Such dilution may be substantial, depending upon the amount of shares issued.

The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Forward Stock Split if the Board of Directors, in its sole discretion, determines that the Forward Stock Split is no longer in our best interests and that of our stockholders. The Board of Directors may consider a variety of factors in determining whether or not to implement the Forward Stock Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the common stock, business and transactional developments, and our actual and projected financial performance.

Though the Forward Stock Split will not change the number of authorized shares of common stock, the Board of Directors and the consenting stockholders have also approved a resolution to effect an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 300,000,000, as discussed in more detail below. Except for any changes as a result of the treatment of fractional shares, each stockholder of Surf a Movie Solutions will hold the same percentage of common stock outstanding immediately following the Forward Stock Split as such stockholder held immediately prior to the split.

Surf a Movie Solutions has (i) no present plans or commitments for the issuance or use of its common stock as a result of the Forward Stock Split in connection with any financing, and (ii) no present plans, proposals or arrangements, written or otherwise, at this time to issue any of its common stock as a result of the Forward Stock Split in connection with a merger, share exchange or acquisition.

PURPOSE

The Board of Directors believed that it was in the best interests of Surf a Movie Solutions to implement the Forward Stock Split on the basis that the low number of issued and outstanding shares of common stock of Surf a Movie Solutions would likely not appeal to brokerage firms and that when trading, the current projected per share price level of our common stock will reduce the effective marketability of our common stock because of the reluctance of many brokerage firms to recommend stock to their clients or to act as market-makers for issuers which do not have a sufficient number of shares of common stock issued and outstanding.

CERTAIN RISKS ASSOCIATED WITH THE FORWARD STOCK SPLIT

THERE CAN BE NO ASSURANCE THAT THE TOTAL PROJECTED MARKET CAPITALIZATION OF SURF A MOVIE SOLUTIONS'S COMMON STOCK AFTER THE PROPOSED FORWARD STOCK SPLIT WILL BE EQUAL TO OR GREATER THAN THE TOTAL PROJECTED MARKET CAPITALIZATION BEFORE THE PROPOSED FORWARD STOCK SPLIT OR THAT THE PER SHARE PRICE OF SURF A MOVIE

SOLUTIONS'S COMMON STOCK FOLLOWING THE FORWARD STOCK SPLIT WILL EITHER EXCEED OR REMAIN HIGHER THAN THE CURRENT ANTICIPATED PER SHARE.

There can be no assurance that the market price per new share of Surf a Movie Solutions common stock (the "New Shares") after the Forward Stock Split will rise or remain constant in proportion to the reduction in the number of old shares of Surf a Movie Solutions common stock (the "Old Shares") outstanding before the Forward Stock Split.

Accordingly, the total market capitalization of Surf a Movie Solutions's common stock after the proposed Forward Stock Split may be lower than the total market capitalization before the proposed Forward Stock Split and, in the future, the market price of Surf a Movie Solutions's common stock following the Forward Stock Split may not exceed or remain higher than the market price prior to the proposed Forward Stock Split. In many cases, the total market capitalization of a company following a Forward Stock Split is lower than the total market capitalization before the Forward Stock Split.

THERE CAN BE NO ASSURANCE THAT THE FORWARD STOCK SPLIT WILL RESULT IN A PER SHARE PRICE THAT WILL ATTRACT INVESTORS.

A DECLINE IN THE MARKET PRICE FOR SURF A MOVIE SOLUTIONS'S COMMON STOCK AFTER THE FORWARD STOCK SPLIT MAY RESULT IN A GREATER PERCENTAGE DECLINE THAN WOULD OCCUR IN THE ABSENCE OF A FORWARD STOCK SPLIT, AND THE LIQUIDITY OF SURF A MOVIE SOLUTIONS'S COMMON STOCK COULD BE ADVERSELY AFFECTED FOLLOWING A FORWARD STOCK SPLIT.

The market price of Surf a Movie Solutions's common stock will also be based on Surf a Movie Solutions's performance and other factors, some of which are unrelated to the number of shares outstanding. If the forward stock split is effected and the market price of Surf a Movie Solutions's common stock declines, the percentage decline as an absolute number and as a percentage of Surf a Movie Solutions's overall market capitalization may be greater than would occur in the absence of a forward stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a forward stock split are lower than they were before the Forward Stock Split. Furthermore, the liquidity of Surf a Movie Solutions's common stock could be adversely affected by the reduced number of shares that would be outstanding after the Forward Stock Split.

SURF A MOVIE SOLUTIONS'S COMMON STOCK TRADES AS A "PENNY STOCK" CLASSIFICATION WHICH LIMITS THE LIQUIDITY FOR SURF A MOVIE SOLUTIONS'S COMMON STOCK.

Surf a Movie Solutions's stock is subject to "penny stock" rules as defined in Exchange Act Rule 3a51-1. The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Surf a Movie Solutions's common stock is subject to these penny stock rules. Transaction costs associated with purchases and sales of penny stocks are likely to be higher than those for other securities. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges, provided that current price and volume information with respect to transactions in such securities is provided by the exchange).

As a result, all brokers or dealers involved in a transaction in which Surf a Movie Solutions's shares are sold to any buyer, other than an established customer or "accredited investor," must make a special written determination. These Exchange Act rules may limit the ability or willingness of brokers and other market participants to make a market in our shares and may limit the ability of Surf a Movie Solutions's stockholders to sell in the secondary market, through brokers, dealers or otherwise. Surf a Movie Solutions also understands that many brokerage firms will discourage their customers from trading in shares falling within the "penny stock" definition due to the added regulatory and disclosure burdens imposed by these Exchange Act rules. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the common shares in the United States and stockholders may find it more difficult to sell their shares. An orderly market is not assured or implied as to Surf a Movie Solutions's common stock. Nor are there any assurances as to the existence of market makers or broker/dealers for Surf a Movie Solutions's common stock.

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
PRINCIPAL EFFECTS OF THE FORWARD STOCK SPLIT

In addition to those risk factors noted above, the Forward Stock Split will have the following effects:

GENERAL CORPORATE CHANGE - (i) one (1) Old Share owned by a stockholder would be exchanged for fifty (50) New Shares, and (ii) the number of shares of Surf a Movie Solutions's common stock issued and outstanding will be increased proportionately based on the Forward Stock Split.

As approved and effected, the Forward Stock Split will be effected simultaneously for all of Surf a Movie Solutions's common stock. While the intent is for the proposed forward split to affect all of Surf a Movie Solutions's stockholders uniformly, the process of rounding up when any of Surf a Movie Solutions's stockholders own a fractional share will result in a non-material change in each stockholder's percentage ownership interest in Surf a Movie Solutions.

The Forward Stock Split does not materially affect the proportionate equity interest in Surf a Movie Solutions of any holder of common stock or the relative rights, preferences, privileges or priorities of any such stockholder.

FRACTIONAL SHARES - Any fractional shares of common stock resulting from the forward split will "round up" to the nearest whole number. No cash will be paid to any holders of fractional interests in Surf a Movie Solutions.

AUTHORIZED SHARES - The forward split will not change the number of authorized shares of common stock of Surf a Movie Solutions, as states in Surf a Movie Solutions's Articles of Incorporation, as amended.

ACCOUNTING MATTERS - The Forward Stock Split will not affect the par value of Surf a Movie Solutions's common stock. As a result, as of the effective time of the Forward Stock Split, the stated capital on Surf a Movie Solutions's balance sheet attributable to Surf a Movie Solutions's common stock will be increased proportionately based on the Forward Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is increased. The per share net income or loss and net book value of Surf a Movie Solutions's common stock will be restated because there will be a greater number shares of Surf a Movie Solutions's common stock outstanding.

PROCEDURE   FOR  EFFECTING  THE  FORWARD  STOCK  SPLIT  AND  EXCHANGE  OF  STOCK
CERTIFICATES

Upon effectiveness of the Forward Stock Split, each outstanding share of Surf a Movie Solutions will automatically be converted on the effective date at the applicable Forward Stock Split ratio. It will not be necessary for stockholders of Surf a Movie Solutions to exchange their existing stock certificates.

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-forward stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-Forward Stock Split shares, a transaction statement will automatically be sent to the stockholder's address of record indicating the number of shares of common stock held following the Forward Stock Split.

FEDERAL INCOME TAX CONSEQUENCES OF THE FORWARD STOCK SPLIT

The following is a summary of certain material federal income tax consequences of the Forward Stock Split. It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Forward Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal

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
holding   companies,   foreign   entities,   non-resident   alien   individuals,
broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the Forward Stock Split.

No gain or loss should be recognized by a stockholder upon such stockholder's exchange of Old Shares for New Shares pursuant to the Forward Stock Split. The aggregate tax basis of the New Shares received in the Forward Stock Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Forward Stock Split.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY SURF A MOVIE SOLUTIONS IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY SURF A MOVIE SOLUTIONS OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Surf a Movie Solutions's view regarding the tax consequences of the Forward Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Forward Stock Split.

ANTI-TAKEOVER EFFECTS

The Forward Stock Split will provide us with shares of common stock which would permit us to issue additional shares of capital stock that could dilute the ownership of the holders of our common stock by one or more persons seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of Surf a Movie Solutions with another company. The additional shares of the common stock as a result of the Forward Stock Split is not being undertaken in response to any effort of which our Board of Directors is aware to enable anyone to accumulate shares of our common stock or gain control of Surf a Movie Solutions.

Other than the creation of the "blank check" Preferred Stock and the Authorized Shares Amendment, also referenced in this information statement on Schedule 14C, our Board of Directors does not currently contemplate the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of Surf a Movie Solutions. While it is possible that Forward Stock Split could be an action to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders, we have no intent, plans or proposals to use the Forward Stock Split as an anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

EFFECTIVE DATE

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the Forward Stock Split shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Surf a Movie Solutions. We anticipate the effective date to be on or about October 29, 2012.

III. AMENDMENT TO ARTICLES OF INCORPORATION CREATING "BLANK CHECK" PREFERRED STOCK.

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
GENERAL

On August 15, 2012 the Board of Directors and the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of Incorporation to authorize the creation of 25,000,000 shares, designated as our Preferred Stock (the "Preferred Stock Amendment"). The Preferred Stock may be issued from time to time in one or more series by our Board of Directors. Our Board of Directors will be expressly authorized to provide, by resolution(s) duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series of Preferred Stock.

REASONS FOR THE CREATION OF "BLANK CHECK" PREFERRED STOCK

We believe that for us to successfully execute our business strategy we will need to raise investment capital and it may be preferable or necessary to issue preferred stock to investors. Preferred stock usually grants the holders certain preferential rights in voting, dividends, liquidation or other rights in preference over a company's common stock. Accordingly, in order to grant us the flexibility to issue our equity securities in the manner best suited for our Company, or as may be required by the capital markets, the Preferred Stock Amendment will create 25,000,000 authorized shares of "blank check" Preferred Stock for us to issue.

The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by our Stockholders and the terms, rights and features of which are determined by our Board of Directors upon issuance. The authorization of such "blank check" Preferred Stock permits our Board of Directors to authorize and issue Preferred Stock from time to time in one or more series without seeking further action or vote of our stockholders.

PRINCIPAL EFFECTS OF THE CREATION OF "BLANK CHECK" PREFERRED STOCK

Subject to the provisions of the Preferred Stock Amendment and the limitations prescribed by law, our Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the Preferred Stock, in each case without any further action or vote by our stockholders. Our Board of Directors would be required to make any determination to issue shares of Preferred Stock based on its judgment as to what is in our best interests and the best interests of our stockholders. The Preferred Stock Amendment will give our Board of Directors flexibility, without further stockholder action, to issue Preferred Stock on such terms and conditions as our Board of Directors deems to be in our best interests and the best interests of our stockholders.

The authorization of the "blank check" Preferred Stock will provide us with increased financial flexibility in meeting future capital requirements. It will allow Preferred Stock to be available for issuance from time to time and with such features as determined by our Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include, without limitation, exchanging Preferred Stock for Common Stock, the issuance for cash as a means of obtaining capital for our use, or issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets.

The issuance by us of Preferred Stock could dilute both the equity interests and the earnings per share of existing holders of our Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of Preferred Stock could also have voting rights superior to our Common Stock, and therefore would have a dilutive effect on the voting power of our existing stockholders.

Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of our Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of our

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
Company. Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our Company by means of a tender offer, proxy contest, merger or otherwise. The ability of our Board of Directors to issue such shares of Preferred Stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of our Company by tender offer or other means. Such issuances could therefore deprive our stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such shares of Preferred Stock to persons friendly to our Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

Surf a Movie Solutions has (i) no present plans or commitments for the issuance or use of the Preferred Stock in connection with any financing, and (ii) no present plans, proposals or arrangements, written or otherwise, at this time to issue any of the Preferred Stock in connection with a merger, share exchange or acquisition.ANTI-

TAKEOVER EFFECTS

The Preferred Stock Amendment will provide us with shares of Preferred Stock which would permit us to issue additional shares of capital stock that could dilute the ownership of the holders of our Common Stock by one or more persons seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of Surf a Movie Solutions with another company. The creation of the Preferred Stock is not being undertaken in response to any effort of which our Board of Directors is aware to enable anyone to accumulate shares of our Common Stock or gain control of Surf a Movie Solutions. The purpose of the creation of the Preferred Stock is to grant us the flexibility to issue our equity securities in the manner best suited for our Company, or as may be required by the capital markets. However, we presently have no plans, proposals, or arrangements to issue any of the newly authorized shares of Preferred Stock for any purpose whatsoever, including future acquisitions and/or financings.

Other than the creation of the "blank check" Preferred Stock and the Authorized Shares Amendment, referenced above, our Board of Directors does not currently contemplate the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of Surf a Movie Solutions. While it is possible that management could use the additional authorized shares of Common Stock or Preferred Stock to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders, we have no intent, plans or proposals to use the newly created Preferred Stock as an anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

While the creation of the "blank check" Preferred Stock may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by such corporate actions will outweigh the disadvantages. To the extent that these corporate actions may have anti-takeover effects, third parties seeking to acquire us may be encouraged to negotiate directly with our Board of Directors, enabling us to consider the proposed transaction in a manner that best serves the stockholders' interests.

EFFECTIVE DATE

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the Preferred Stock Amendment shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Surf a Movie Solutions. We anticipate the effective date to be on or about October 29, 2012.

                             ADDITIONAL INFORMATION

We are subject to the  informational  requirements  of the Exchange  Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet
(http://www.sec.gov)  where reports,  proxy and information statements and other

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
information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

                       STATEMENT OF ADDITIONAL INFORMATION

Surf a Movie Solutions's Annual Report on Form 10-K for the year ended September 30, 2011 and filed with the SEC May 16, 2011; Amendment No. 1 to Annual Report on Form 10-K for the year ended September 30, 2011 and filed with the SEC September 21, 2012; Quarterly Report on Form 10-Q for the quarter ended December 31, 2011 and filed with the SEC February 8, 2012; Quarterly Report on Form 10-Q for the quarter ended March 30, 0212 and filed with the SEC May 14, 2012; and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and filed with the SEC July 27, 2012; have been incorporated herein by this reference.

Surf a Movie Solutions will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by Surf a Movie Solutions pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

                           COMPANY CONTACT INFORMATION

All inquiries regarding Surf a Movie Solutions should be addressed to Ufuk Turk, President, at Surf a Movie Solutions's principal executive offices, at: Surf a Movie Solutions Inc., 19744 Beach Boulevard, Suite 149, Huntington Beach,
California 92648, Attn: Fadi Zeidan, President. Mr. Zeidan may also be reached by telephone at (714) 475-3516.

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